SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):      March 17, 2003

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-16233	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank 1840 Gateway Drive San Mateo, California	94404

Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code: (650) 312-6857

(Former name, former address, and former fiscal year, if changed since last report)

Item 7.Financial Statements, Pro forma Financial Information and Exhibits
Signatures
Exhibit 99.1

Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1   Monthly Servicer’s Reports dated February 28, 2003

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 1999 LG-1 AUTO TRUST
BAY VIEW 2000 LJ -1 AUTO TRUST
	BY:	BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: March 17, 2003	By:	/s/ Lisa Staab

Lisa Staab AVP, Assistant Controller